MASSMUTUAL SELECT FUNDS

MassMutual Select Small Cap Growth Equity Fund

Supplement dated July 10, 2015 to the

Prospectus dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, and any previous supplements.

Effective July 7, 2015, OFI Global Institutional, Inc. (“OFI Global”) replaced Montibus Capital Management LLC (“Montibus”) as subadviser to the Small Cap Growth Equity Fund.

The following information replaces the information found in the second paragraph under Principal Investment Strategies on page 83 for the Small Cap Growth Equity Fund:

The Fund is managed by three subadvisers, Wellington Management Company LLP (“Wellington Management”), Waddell & Reed Investment Management Company (“Waddell & Reed”), and OFI Global Institutional, Inc. (“OFI Global”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Wellington Management and Waddell & Reed use a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth and OFI Global uses fundamental research to select securities for the Fund’s portfolio. A subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

The following information supplements the information found under Principal Risks on pages 83 and 84 for the Small Cap Growth Equity Fund:

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

The information under the heading Subadvisers and under the heading Portfolio Managers relating to the Small Cap Growth Equity Fund found on page 85 in the section titled Management is hereby replaced by the following information:

Subadvisers: Wellington Management Company LLP

Waddell & Reed Investment Management Company

OFI Global Institutional, Inc.

Portfolio Managers:

Kenneth L. Abrams is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.

Daniel J. Fitzpatrick, CFA is a Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since November 2001.

Steven C. Angeli, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.

Mario E. Abularach, CFA is a Senior Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.

Stephen Mortimer is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2006.

Gilbert C. Scott is a Senior Vice President and Portfolio Manager at Waddell & Reed. He has managed the Fund since April 2010.

Ronald Zibelli, Jr., CFA is a Senior Portfolio Manager at OFI Global. He has managed the Fund since July 2015.

Ash Shah, CFA is a Portfolio Manager at OFI Global. He has managed the Fund since July 2015.

The following information replaces the information for Montibus Capital Management LLC found under the heading Subadvisers and Portfolio Managers on page 130 in the section titled Management of the Funds:

Montibus Capital Management LLC (“Montibus”), a Delaware limited liability company with principal offices located at 805 SW Broadway, Portland, Oregon 97205, manages the investments of the Small Company Growth Fund. Montibus is an indirect subsidiary of Stifel Financial Corp. Montibus was founded in 2006. As of December 31, 2014, Montibus managed approximately $982 million in U.S. small and small/mid cap growth portfolios.

Kenneth A. Korngiebel, CFA

is the portfolio manager of the Small Company Growth Fund. Mr. Korngiebel is Montibus’s Chief Investment Officer and Lead Portfolio Manager. He has been an investment professional since 1996, and joined Montibus at its inception in 2006.

The following information supplements the information found under the heading Subadvisers and Portfolio Managers on pages 122-135 in the section titled Management of the Funds:

OFI Global Institutional, Inc. (“OFI Global”), located at 225 Liberty Street, 11th Floor, New York, NY 10281, manages a portion of the investments of the Small Cap Growth Equity Fund. OFI Global is a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI”), a majority owned, indirect subsidiary of MassMutual. As of May 31, 2015, OFI Global had approximately $8.1 billion in assets under management.

Ronald Zibelli, Jr., CFA

is a co-portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Zibelli has been a Senior Portfolio Manager at OFI Global since May 2006. Prior to joining OFI Global, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management.

Ash Shah, CFA

is a co-portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Shah has been a Senior Portfolio Manager at OFI Global since February 2014. Mr. Shah was a Senior Research Analyst of OFI Global from February 2006 to February 2014. Prior to joining OFI Global, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst for BlackRock Financial Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-15-03

MASSMUTUAL SELECT FUNDS

MassMutual Select Small Cap Growth Equity Fund

Supplement dated July 10, 2015 to the

Summary Prospectus dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective July 7, 2015, OFI Global Institutional, Inc. (“OFI Global”) replaced Montibus Capital Management LLC (“Montibus”) as subadviser to the Fund.

The following information replaces the information found in the second paragraph under Principal Investment Strategies:

The Fund is managed by three subadvisers, Wellington Management Company LLP (“Wellington Management”), Waddell & Reed Investment Management Company (“Waddell & Reed”), and OFI Global Institutional, Inc. (“OFI Global”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Wellington Management and Waddell & Reed use a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth and OFI Global uses fundamental research to select securities for the Fund’s portfolio. A subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.

The following information supplements the information found under Principal Risks:

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

The information under the heading Subadvisers and under the heading Portfolio Managers in the section titled Management is hereby replaced by the following information:

Subadvisers: Wellington Management Company LLP

Waddell & Reed Investment Management Company

OFI Global Institutional, Inc.

Portfolio Managers:

Kenneth L. Abrams is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.

Daniel J. Fitzpatrick, CFA is a Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since November 2001.

Steven C. Angeli, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.

Mario E. Abularach, CFA is a Senior Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.

Stephen Mortimer is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2006.

Gilbert C. Scott is a Senior Vice President and Portfolio Manager at Waddell & Reed. He has managed the Fund since April 2010.

Ronald Zibelli, Jr., CFA is a Senior Portfolio Manager at OFI Global. He has managed the Fund since July 2015.

Ash Shah, CFA is a Portfolio Manager at OFI Global. He has managed the Fund since July 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SCGE-15-01

MASSMUTUAL SELECT FUNDS

Supplement dated July 10, 2015 to the

Statement of Additional Information dated April 1, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”), and any previous supplements. It should be retained and read in conjunction with the SAI, and any previous supplements.

Effective July 7, 2015, OFI Global Institutional, Inc. (“OFI Global”) replaced Montibus Capital Management LLC (“Montibus”) as subadviser to the Small Cap Growth Equity Fund.

The following information replaces the information for the Small Cap Growth Equity Fund found on page B-4 in the section titled General Information:

The subadvisers for the Small Cap Growth Equity Fund are Wellington Management, Waddell & Reed Investment Management Company (“Waddell & Reed”), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, and OFI Global Institutional, Inc. (“OFI Global”), located at 225 Liberty Street, 11th Floor, New York, NY 10281.

The following information replaces the information found in the sixth and eighth paragraphs on page B-95 under the heading Subadvisers in the section titled Investment Advisory and Other Service Agreements:

Wellington Management, Waddell & Reed, and OFI Global each act as subadvisers for the Small Cap Growth Equity Fund and are registered with the SEC as investment advisers. Each subadviser will manage a portion of the net assets of the Fund’s portfolio. Wellington Management and Waddell & Reed also both provide subadvisory services for the MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

Montibus serves as subadviser for the Small Company Growth Fund.

The following information replaces the information found on page B-100 in the section titled Code of Ethics:

The Trust, MML Advisers, the Distributor, Barrow Hanley, BlackRock, Brandywine Global, Federated Clover, Frontier, Harris, Huber Capital Management, Invesco, J.P. Morgan, Jackson Square, Loomis Sayles, MFS, MetWest, Montibus, NFJ, NTI, OFI Global, Sands Capital, Systematic, T. Rowe Price, Waddell & Reed, Wellington Management, Western Asset, and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

The following information for OFI Global supplements the information found in the section titled Appendix B—Proxy Voting Policies.

Compliance Policy

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES and PORTFOLIO PROXY VOTING GUIDELINES

Dated:         April, 2015

APPLICABLE RULES AND REGULATIONS:

RULE 206(4)-6 OF THE INVESTMENT ADVISERS ACT OF 1940; FORM N-1A UNDER THE INVESTMENT COMPANY ACT AND SECURITIES ACT OF 19331; RULE 30B1-4 OF THE INVESTMENT COMPANY ACT OF 1940 (FILING OF PROXY VOTING RECORDS ON FORM N-PX)

OBJECTIVES OF POLICY:

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines.

SCOPE / FUNCTIONAL APPLICABILITY:

These Policies, Procedures and Guidelines apply to OppenheimerFunds, Inc. (“OFI”) and its investment advisory subsidiaries—OFI Global Asset Management, Inc., OFI SteelPath, Inc., OFI Global Institutional Asset Management, Inc., OFI Private Investments Inc., and HarbourView Asset Management Corporation (OFI and each of its advisory subsidiaries are each an “OFI Adviser”) Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

INTRODUCTION / DEFINITION / POLICY STATEMENT:

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

[1]	Form N-1A is the registration form used by registered investment companies to register under the Investment Company Act and to register their shares under the Securities Act of 1933. Form N-1A requires open-end registered investment companies to disclose the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities.

POLICY DETAILS:

SUMMARY OF REQUIREMENTS UNDER REGULATION

Under Rule 206(4)-6 of the Investment Advisers Act, an investment adviser that exercises voting authority with respect to client securities are required to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including investment companies registered under the Investment Company Act of 1940.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
•	a company that is a significant selling agent of OFI’s products and services solicits proxies;
•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

•

With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying OFI Registered Funds for a vote in accordance with the recommendation of the board of trustees of the underlying OFI Registered Fund, except as otherwise determined by the board of trustees of the Fund of Funds.

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and
•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

Approved by the New York Board of the Oppenheimer Funds on March 28, 2015.

Approved by the Denver Board of the Oppenheimer Funds on April 1, 2015.

Approved by OFI’s Proxy Voting Committee on March 26, 2015.

Ratified by OFI’s Legal Department on April 9, 2014 and by OFI’s Compliance Department on April 10, 2014.

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of April 1, 2015)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
•	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws
•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
¡	shareholder rights are protected;
¡	there is a negligible or positive impact on shareholder value;
¡	management provides sufficiently valid reasons for the amendments; and/or
¡	the company is required to do so by law (if applicable); and
¡	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.
•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

1.1.7	Adjourn Meeting
•	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.

AUDITORS

1.2	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
¡	an auditor has a financial interest in or association with the company, and is therefore not independent;
¡	fees for non-audit services are excessive;
¡	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
¡

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
¡	composition of the board and key board committees;
¡	attendance at board meetings;
¡	corporate governance provisions and takeover activity;
¡	long-term company performance relative to a market index;
¡	directors’ investment in the company;
¡	whether the chairman is also serving as CEO;
¡	whether a retired CEO sits on the board.
¡	whether the company or director is targeted in connection with public “vote no” campaigns.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:
¡	attend less than 75% of the board and committee meetings without a valid excuse;
¡	implement or renew a dead-hand or modified dead-hand poison pill;

¡	failed to adequately respond to a majority supported shareholder proposal;
¡	failed to act on takeover offers where the majority of the shareholders tendered their shares;
¡	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
¡	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.
¡

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
¡	egregious employment contracts;
¡	excessive perks/tax reimbursements;
¡	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
¡	egregious pension/supplemental executive retirement plan (SERP) payouts;
¡	new CEO with overly generous new hire package;
¡	excessive severance and/or change in control provisions; or
¡	dividends or dividend equivalents paid on unvested performance shares or units.

¡	enacted egregious corporate governance policies or failed to replace management as appropriate;
¡	are inside directors or affiliated outside directors; and the full board is less than majority independent;
¡

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections;

¡	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
¡	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
¡

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees
•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors
•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
¡	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
¡	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

¡	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
¡	two-thirds independent board;
¡	all-independent key committees;
¡	established governance guidelines;
¡

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

¡	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees
•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

¡	the applicable listing standards determination of such director’s independence;
¡	any operating ties to the firm; and
¡	if there are any other conflicting relationships or related party transactions.
•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

¡	the terms of the agreement;
¡	the duration of the standstill provision in the agreement;
¡	the limitations and requirements of actions that are agreed upon;
¡	if the dissident director nominee(s) is subject to the standstill; and
¡	if there are any conflicting relationships or related party transactions.

2.12	Require More Nominees than Open Seats
•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13	Open Access
•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14	Stock Ownership Requirements
•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	problematic pay practices, current and past.

2.15	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
¡	long-term financial performance of the target company relative to its industry;
¡	management’s track record;
¡	background to the proxy contest;
¡	qualifications of director nominees (both slates);
¡	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
¡	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses
•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting and Vote Tabulation
•

Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:

¡	The scope and structure of the proposal;
¡

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

¡	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
¡	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
¡	Any recent controversies or concerns related to the company’s proxy voting mechanics;
¡	Any unintended consequences resulting from implementation of the proposal; and
¡	Any other factors that may be relevant.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
¡	20% or higher flip-in or flip-over;
¡	two to three-year sunset provision;
¡	no dead-hand, slow-hand, no-hand or similar features;
¡

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

¡	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
¡	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments
•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
¡	purchase price;
¡	fairness opinion;
¡	financial and strategic benefits;
¡	how the deal was negotiated;
¡	conflicts of interest;
¡	other alternatives for the business; and
¡	non-completion risk.

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
¡	impact on the balance sheet/working capital;
¡	potential elimination of diseconomies;
¡	anticipated financial and operating benefits;
¡	anticipated use of funds;

¡	value received for the asset;
¡	fairness opinion;
¡	how the deal was negotiated; and
¡	conflicts of interest.

5.4	Bundled Proposals
•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
¡	dilution to existing shareholders’ position;
¡	terms of the offer;
¡	financial issues;
¡	management’s efforts to pursue other alternatives;
¡	control issues; and
¡	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
¡	the reasons for the change;
¡	any financial or tax benefits;
¡	regulatory benefits;
¡	increases in capital structure; and
¡	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
¡	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
¡	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
¡	offer price/premium;
¡	fairness opinion;
¡	how the deal was negotiated;
¡	conflicts of interests;
¡	other alternatives/offers considered; and
¡	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
¡	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
¡	cash-out value;
¡	whether the interests of continuing and cashed-out shareholders are balanced; and
¡	the market reaction to public announcement of the transaction.

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
¡	percentage of assets/business contributed;
¡	percentage of ownership;
¡	financial and strategic benefits;
¡	governance structure;
¡	conflicts of interest;
¡	other alternatives; and
¡	non-completion risk.

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
¡	prospects of the combined company anticipated financial and operating benefits;
¡	offer price (premium or discount);
¡	fairness opinion;
¡	how the deal was negotiated;
¡	changes in corporate governance;
¡	changes in the capital structure; and
¡	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
¡	dilution to existing shareholders’ position;
¡	terms of the offer;
¡	financial issues;
¡	management’s efforts to pursue other alternatives;
¡	control issues; and
¡	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
¡	tax and regulatory advantages;
¡	planned use of the sale proceeds;
¡	valuation of spinoff;
¡	fairness opinion;
¡	benefits to the parent company;
¡	conflicts of interest;
¡	managerial incentives;
¡	corporate governance changes; and
¡	changes in the capital structure.

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)
•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
¡	valuation;
¡	market reaction;
¡	deal timing;
¡	negotiations and process;
¡	conflicts of interest;
¡	voting agreements; and
¡	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
¡	specific reasons/rationale for the proposed increase;
¡	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
¡	the board’s governance structure and practices; and
¡	risks to shareholders of not approving the request.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
¡	it is intended for financing purposes with minimal or no dilution to current shareholders; and
¡	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
¡	more simplified capital structure;
¡	enhanced liquidity;
¡	fairness of conversion terms;
¡	impact on voting power and dividends;
¡	reasons for the reclassification;
¡	conflicts of interest; and
¡	other alternatives considered.

7.8	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	In certain cases, vote AGAINST equity proposal and compensation committee members taking into consideration whether:
¡	the total cost of the company’s equity plans is unreasonable;
¡	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
¡

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

¡

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

¡	the plan is a vehicle for poor pay practices.
•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation
•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
¡	director stock ownership guidelines with a minimum of three times the annual cash retainer;
¡	vesting schedule or mandatory holding/deferral period:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
¡	mix between cash and equity:
•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
¡	no retirement/benefits and perquisites provided to non-employee directors; and
¡

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
¡	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
¡	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
¡	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
¡	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
¡	an executive may not trade in company stock outside the 10b5-1 Plan; and
¡	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
¡	historic trading patterns;
¡	rationale for the repricing;
¡	value-for-value exchange;
¡	option vesting;
¡	term of the option;
¡	exercise price;
¡	participation; and
¡	market best practices

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

•	executive officers and non-employee directors are excluded from participating;

•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;

•	there is a two-year minimum holding period for sale proceeds.

•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8	Employee Stock Purchase Plans

Qualified Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
¡	purchase price is at least 85% of fair market value;
¡	offering period is 27 months or less; and
¡	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
¡	purchase price is not at least 85% of fair market value;
¡	offering period is greater than 27 months; and
¡	the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans

•	Vote FOR nonqualified employee stock purchase plans with all the following features:

¡	broad-based participation;

¡	limits on employee contribution;

¡	company matching contribution up to 25 percent;

¡	no discount on the stock price on the date of purchase.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
¡

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

¡	There is a misalignment between CEO pay and company performance (pay for performance);
¡	The company maintains problematic pay practices;
¡	The board exhibits poor communication and responsiveness to shareholders.
¡	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
¡	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
¡	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
¡	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
¡	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
¡	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
¡	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance
•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

¡	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
¡	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
¡	What type of industry does the company belong to?
¡	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard
•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements
•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
¡	the parachute should be less attractive than an ongoing employment opportunity with the firm;
¡	the triggering mechanism should be beyond the control of management;
¡	the amount should not exceed three times base salary plus guaranteed benefits; and

¡

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
¡	If presented as a separate voting item, OFI will apply the same policy as above.
¡

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
¡	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
¡	the nature of the proposal where financial restatement is due to fraud;
¡	whether or not the company has had material financial problems resulting in chronic restatements; and/or
¡	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23	Bonus Banking/Bonus Banking “Plus”
•

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24	Golden Coffins/Executive Death Benefits
•

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25	Eliminate Accelerated Vesting of Unvested Equity
•

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
¡	have a discernable positive impact on short-term or long-term share value; or
¡	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.1	Routine Items
•

Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
¡	there are material concerns about the financials presented or audit procedures used;

¡	the company is not responsive to shareholder questions about specific items that should be publicly disclosed;
¡	other significant corporate governance concerns exist at the company.

1.1.3	Allocation of Income and Dividends
•	Vote FOR approval of allocation of income and distribution of dividends, unless:
¡	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
¡	the payout ratio is excessive given the company’s financial position.

1.1.4	Stock (Scrip) Dividend Alternative
•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5	Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

1.1.6	Controlling Shareholder / Personal Interest
•

Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.

1.1.7	Designate Independent Proxy
•	Generally vote FOR proposals to designate an independent proxy unless compelling reasons exist to oppose.

AUDITORS

1.2	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment and reelection of statutory auditors, unless:
¡	there are serious concerns about the statutory reports presented or the audit procedures used;
¡	questions exist concerning any of the statutory auditors being appointed; or
¡	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3	Remuneration of Auditors
•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4	Indemnification of Auditors
•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.1	Discharge of Board and Management
•	Vote FOR discharge from responsibility of the board and management, unless:
¡	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
¡	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
¡	Composition of the board and key board committees;
¡	Long-term company performance relative to a market index;
¡	Corporate governance provisions and takeover activity; and
¡	Company practices and corporate governance codes.

•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
¡	The board fails to meet minimum corporate governance standards;
¡	Adequate disclosure has not been provided in a timely manner;
¡	There are clear concerns over questionable finances or restatements;
¡	There have been questionable transactions with conflicts of interest;
¡	There are any records of abuses against minority shareholder interests;
¡	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
¡	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
¡	Failure to replace management as appropriate; or
¡

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

3.1	Poison Pills
•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

¡	to give the board more time to find an alternative value enhancing transaction; and
¡	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
¡	determine whether actions by shareholders constitute a change in control;
¡	amend material provisions without shareholder approval;
¡	interpret other provisions;
¡	redeem the plan without a shareholder vote; or
¡	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
¡	unacceptable key definitions;
¡	flip-over provision;
¡	permitted bid period greater than 60 days;
¡	maximum triggering threshold set at less than 20% of outstanding shares;
¡	does not permit partial bids;
¡	bidder must frequently update holdings;
¡	requirement for a shareholder meeting to approve a bid; or
¡	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
¡	an exemption for a “permitted lock up agreement”;
¡	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
¡	exclude reference to voting agreements among shareholders.

3.2	Renew Partial Takeover Provision
•	Vote FOR proposals to renew partial takeover provision.

3.3	Depositary Receipts and Priority Shares
•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.

3.4	Issuance of Free Warrants
•	Vote AGAINST the issuance of free warrants.

3.5	Defensive Use of Share Issuances
•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

4.0	MERGERS AND CORPORATE RESTRUCTURINGS

4.1	Mandatory Takeover Bid Waivers
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

4.2	Related-Party Transactions
•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

4.3	Expansion of Business Activities
•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

4.4	Independent Appraisals
•	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.

5.0	CAPITAL STRUCTURE

5.1	Pledge of Assets for Debt
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

5.2	Increase in Authorized Capital
•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
¡	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
¡	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.

5.3	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.

*

In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.

•	The potential use of issuances for antitakeover purposes will be evaluated on a case-by-case basis.

5.4	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
¡

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

¡

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5	Convertible Debt Issuance Requests
•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

5.6	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

5.7	Reissuance of Shares Repurchased
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

5.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
•

Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.

6.0	EXECUTIVE AND DIRECTOR COMPENSATION

6.1	Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

6.2	Retirement Bonuses for Directors and Statutory Auditors
•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

6.2	Executive Remuneration Report or Policy
•	Vote AGAINST such proposals in cases where:
¡	The company does not provide shareholders with clear, comprehensive compensation disclosures;
¡	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
¡	The arrangement creates the risk of a “pay for failure” scenario;
¡	The company does not maintain an independent and effective compensation committee;
¡	The company provides inappropriate pay to non-executive directors; or
¡	The company maintains other problematic pay practices.

The information pertaining to Small Cap Growth Equity Fund for Montibus Capital Management LLC found on page B-307 in the section titled Appendix C—Additional Portfolio Manager Information is hereby deleted.

The following information supplements information found beginning on page B-277 in the section titled Appendix C—Additional Portfolio Manager Information:

OFI Global Institutional, Inc.

The portfolio managers of the Small Cap Equity Fund are Ronald Zibelli, Jr. and Ash Shah.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Ronald Zibelli, Jr.
Registered investment companies**	5	$3.95 billion	0	$0
Other pooled investment vehicles	1	$37.34 million	0	$0
Other accounts***	0	$0	0	$0

Ash Shah
Registered investment companies**	4	$2.64 billion	0	$0
Other pooled investment vehicles	1	$37.34 million	0	$0
Other accounts***	0	$0	0	$0

*	The information provided is as of May 31, 2015.
**	Does not include the Small Cap Growth Equity Fund.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of May 31, 2015, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.

Conflicts of Interest:

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OFI Global have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI Global than the fee structure of the Fund, OFI Global could have an incentive to favor the other fund or account. However, OFI Global’s compliance procedures and Code of Ethics recognize OFI Global’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation:

Portfolio managers are employed and compensated by the Subadviser or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Subadviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Subadviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Subadviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category applicable to a particular fund or account.

The peer group category for the portfolio manager with respect to the Fund is Morningstar – Small Growth.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-15-03